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                                  EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File No. 33-94956 and 33-33609).

/s/  ARTHUR ANDERSEN LLP
------------------------
ARTHUR ANDERSEN LLP



San Jose, California

March 26, 1998